UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check	the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UNIFIRST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On Tuesday, January 12, 2010

The Annual Meeting of Shareholders (the “Annual Meeting”) of UniFirst Corporation (the “Company”) will be held at the Conference Center of Goodwin Procter LLP, located on the second floor at Exchange Place, Boston, Massachusetts 02109 on Tuesday, January 12, 2010 at 10:00 A.M. for the following purposes:

1.

To elect three Class III Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2013 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.

To approve an amendment to the Company’s 1996 Stock Incentive Plan, as amended (the “Plan”), which authorizes the issuance of an additional 700,000 shares of Common Stock of the Company under the Plan;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 28, 2010; and

4.	To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

Proposal 1 above relates solely to the election of three Class III directors of the Company nominated by the Board of Directors and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any shareholder of the Company.

The Board of Directors has fixed the close of business on November 13, 2009 as the record date for the Annual Meeting. All shareholders of record on that date are entitled to receive notice of and to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Tuesday, January 12, 2010: The Proxy Statement and 2009 Annual Report to Shareholders, which includes the Annual Report on Form 10-K for the fiscal year ended August 29, 2009, are available at http://phx.corporate-ir.net/phoenix.zhtml?c=71810&p=Proxy.

By Order of the Board of Directors, RAYMOND C. ZEMLIN, Secretary

Wilmington, Massachusetts

December 8, 2009

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOUR PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

Important

Please note that due to security procedures, if you decide to attend the Annual Meeting, you will be required to show a form of picture identification to gain access to the offices of Goodwin Procter LLP. Please contact the Company’s Investor Relations group at (978) 658-8888 if you plan to attend the Annual Meeting.

UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

PROXY STATEMENT FOR 2010 ANNUAL MEETING OF SHAREHOLDERS

to be held on January 12, 2010

at 10:00 A.M. at the Conference Center of Goodwin Procter LLP,

located on the second floor at Exchange Place,

Boston, Massachusetts 02109

General Information

The enclosed proxy is being solicited on behalf of the Board of Directors of UniFirst Corporation (the “Company”, “UniFirst”, “we”, “our” or “us”) for use at the 2010 Annual Meeting of Shareholders to be held on Tuesday, January 12, 2010 (the “Annual Meeting”) and at any adjournments or postponements thereof. This Proxy Statement, the enclosed proxy and the Company’s 2009 Annual Report to Shareholders are being first mailed to shareholders on or about December 8, 2009.

Any shareholder signing and returning the enclosed proxy has the power to revoke it by (1) giving written notice of revocation of such proxy to the Secretary of the Company at the address set forth above, (2) completing, signing and submitting a new proxy card relating to the same shares and bearing a later date, or (3) attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy. The shares represented by the enclosed proxy will be voted as specified therein if said proxy is properly signed and received by the Company prior to the time of the Annual Meeting and is not properly revoked. The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses in connection therewith.

The Board of Directors has fixed the close of business on November 13, 2009 as the “Record Date” for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the close of business on the Record Date, there were outstanding and entitled to vote 14,446,129 shares of common stock, par value $0.10 per share (“Common Stock”), and 4,931,369 shares of Class B common stock, par value $0.10 per share (“Class B Common Stock”). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share.

As more fully described in this Proxy Statement, the purposes of the Annual Meeting are (1) to elect three Class III Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2013 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; (2) the Company’s 1996 Stock Incentive Plan, as amended (the “Plan”), which authorizes an additional 700,000 shares of Common Stock of the Company under the Plan; (3) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 28, 2010; and (4) to consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof. With respect to the election of three Class III Directors, a plurality of the votes cast by holders of shares of Common Stock, voting separately as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Phillip L. Cohen. A plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Cynthia Croatti and Michael Iandoli. Votes may be cast FOR or WITHHELD FROM each of Messrs. Cohen and Iandoli and Ms. Croatti. With respect to the approval of the amendment to the Plan, the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm, and each other matter expected to be voted upon at the Annual Meeting, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval. Votes may be cast FOR or AGAINST the amendment to the Plan. Votes may be cast FOR or AGAINST the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 28, 2010.

The representation in person or by proxy of at least a majority of all Common Stock and Class B Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Consistent with applicable law, the Company intends to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes, and no impact on the proposal for approval of each other matter expected to be voted on at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Tuesday, January 12, 2010: The Proxy Statement and 2009 Annual Report to Shareholders, which includes the Annual Report on Form 10-K for the fiscal year ended August 29, 2009, are available at http://phx.corporate-ir.net/phoenix.zhtml?c=71810&p=Proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company is currently composed of eight members, divided into three classes of two, three and three directors, respectively. One class is elected each year at the Annual Meeting of Shareholders. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each Annual Meeting of Shareholders.

At the Annual Meeting, three Class III Directors will be elected to serve until the 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Board of Directors has nominated Cynthia Croatti and Michael Iandoli as Class III Directors to be elected by holders of Common Stock and Class B Common Stock, voting together as a single class, and has nominated Phillip L. Cohen as a Class III Director to be elected by holders of Common Stock voting separately as a single class (together, the “Nominees”).

Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates “FOR” the election of the Nominees to the Board of Directors. While the Company has no reason to believe that any of the Nominees will be unable to serve as a Director, in the event any of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy for such other person or persons as the Board of Directors may recommend.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF PHILLIP L. COHEN, CYNTHIA CROATTI AND MICHAEL IANDOLI AS CLASS III DIRECTORS.

Information Regarding Nominees and Directors

The following table sets forth certain information with respect to the three Nominees for election as Class III Directors at the Annual Meeting and those continuing Directors of the Company whose terms expire at the Annual Meetings of Shareholders in 2011 and 2012, based on information furnished to the Company by each Director.

Class III Nominees for Election at 2010 Annual Meeting – Nominated to Serve a Term that Expires in 2013	Age	Director Since
Cynthia Croatti (1)	54	1995
Ms. Croatti joined the Company in 1980. She has served as Director since 1995, Treasurer since 1982 and Executive Vice President since 2001. In addition, she has primary responsibility for overseeing the human resources and purchasing functions of the Company.
Phillip L. Cohen (2)	78	2000
Mr. Cohen has served as Director of the Company since 2000. He is a certified public accountant and was a partner with an international public accounting firm from 1965 until his retirement in 1994 and has been a financial consultant since that date. He is a
Director emeritus and former Treasurer of the Greater Boston Convention and Visitors
Bureau and a Director of Kazmaier Associates, Inc.
Michael Iandoli	64	2007
Mr. Iandoli has served as Director of the Company since January 2007. He served for over 30 years as a senior executive and President of TAC Worldwide Companies, a contract labor firm serving the automotive and high-tech industries. He is a Vice President of the Executive
Committee at the Larz Anderson Auto Museum.

Class II Continuing Directors -- Term Expires in 2011	Age	Director Since
Ronald D. Croatti (1)	66	1982
Mr. Croatti joined the Company in 1965. He became Director of the Company in 1982,
Vice Chairman of the Board in 1986 and has served as Chief Executive Officer since
1991. He has also served as President since 1995 and Chairman of the Board since
2002. Mr. Croatti has overall responsibility for the management of the Company.
Donald J. Evans	83	1973
Mr. Evans has served as Director of the Company since 1973. He served as General
Counsel and First Deputy Commissioner, Massachusetts Department of Revenue, from 1996 to 2003. Prior to that time, Mr. Evans was a senior partner in the law firm of Goodwin
Procter LLP, the Company’s general counsel. Mr. Evans is a Trustee of the
Massachusetts Eye and Ear Infirmary.
Thomas S. Postek	67	2008
Mr. Postek has served as Director of the Company since January 2008. He is a certified public accountant and chartered financial analyst currently affiliated with Geneva Investment
Management of Chicago. Mr. Postek is a member of the Board of Directors of Lawson Products, Inc., a publicly traded distributor of fasteners and other industrial supplies. From 1986 to 2001, Mr. Postek was a partner and principal of William Blair
& Company, LLC.

Class I Continuing Directors -- Term Expires in 2012	Age	Director Since
Anthony F. DiFillippo (1)	82	2002
Mr. DiFillippo was the President of UniFirst until he retired in 1995 and, since 1995, he has served as a consultant to UniFirst. He became a Director in 2002.
Robert F. Collings (2)	71	2005
Mr. Collings has served as Director of the Company since July 2005. He was a founder and President of Data Terminal Systems, Inc., a provider of electronic cash register/retail business control systems, from 1970 to 1981 and the founder and President of Resource Dynamics,
Inc., a company that offered a facilities planning and management system, from 1981 until its sale in 1984. He is currently the Principal of The Collings Foundation, which he founded in 1979, a member of the President’s Council of Massachusetts General Hospital and on the Board
of Advisors of New Boston Real Estate.

(1)

Ronald D. Croatti and Cynthia Croatti are siblings, and Anthony F. DiFillippo is Cynthia Croatti’s uncle. Anthony F. DiFillippo is the father of David A. DiFillippo, an executive officer of the Company.

(2)	The Company has designated Messrs. Collings and Cohen as the Directors to be elected by the holders of Common Stock voting separately as a single class.

Meetings of the Board of Directors and Its Committees

Board of Directors. The Company’s Board of Directors is divided into three classes, and the members of each class serve for staggered three-year terms. The Board is currently composed of two Class I Directors (Messrs. DiFillippo and Collings), three Class II Directors (Messrs. Croatti, Evans and Postek) and three Class III Directors (Ms. Croatti, and Messrs. Cohen and Iandoli). Three Class III Directors are up for re-election as Class III Directors at the Annual Meeting. The terms of the continuing Class II and I Directors will expire upon the election and qualification of Directors at the Annual Meeting of Shareholders in 2011 and 2012, respectively. At each Annual Meeting of Shareholders, Directors generally will be re-elected or elected for a full term of three years to succeed those Directors whose terms are expiring. The Board of Directors held five meetings during the Company’s 2009 fiscal year.

Audit Committee. During the 2009 fiscal year, the Audit Committee consisted of Messrs. Cohen (Chairman), Collings, Evans and Postek. The Audit Committee held nine meetings during fiscal 2009. The Audit Committee is responsible for assisting the Board of Directors in its oversight of (1) the integrity of the Company’s financial statements and reporting process, (2) the qualifications, independence and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, and (4) the Company’s compliance with legal and regulatory requirements. The Board of Directors and the Audit Committee adopted a written Audit Committee Charter in 2000, which was revised in 2001, 2003, 2005 and 2007. A current copy of the Audit Committee Charter, as amended and restated, is available on the Company’s website at www.unifirst.com. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”) and has determined that Phillip L. Cohen is an “audit committee financial expert” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors and the Audit Committee have adopted a Statement of Corporate Policy and Code of Business Conduct, a current copy of which is available on the Company’s website at www.unifirst.com. The Company’s Audit Committee Complaint Procedure is also available on the Company’s website at www.unifirst.com.

Compensation Committee. During the 2009 fiscal year, the Compensation Committee consisted of Messrs. Collings (Chairman), Evans and Iandoli and met on three occasions. The Compensation Committee is responsible for reviewing and approving the Company’s executive compensation program, recommending awards under the Company’s equity compensation plans and establishing the compensation for the Company’s Chief Executive Officer. The Board of Directors has determined that each of the members of the Compensation Committee is “independent” under the rules of the New York Stock Exchange. The Board of Directors and the Compensation Committee have adopted a written Compensation Committee Charter, which was revised in 2007. A current copy of the Compensation Committee Charter is available on the Company’s website at www.unifirst.com.

Nominating and Corporate Governance Committee. During the 2009 fiscal year, the Nominating and Corporate Governance Committee consisted of Messrs. Evans (Chairman), Cohen and Iandoli. The Nominating and Corporate Governance Committee met on two occasions in fiscal 2009. The Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Board of Directors and the Nominating and Corporate Governance Committee have adopted a written Nominating and Corporate Governance Committee Charter, which was revised in 2007. A current copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.unifirst.com. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” under the rules of the New York Stock Exchange. The Nominating and Corporate Governance Committee’s policy is to review and consider all Director candidates recommended by any of the Company’s Directors or shareholders. Such review and consideration is to proceed in accordance with the Company’s By-laws, Corporate Governance Guidelines and Policy Regarding New Director Nominations. See “Other Matters — Shareholder Proposals” for a summary of certain of these requirements. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board of Directors a set of Corporate Governance Guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes to those guidelines to the Board of Directors. The current Corporate Governance Guidelines are available on the Company’s website at www.unifirst.com. In addition, the Nominating and Corporate Governance Committee maintains a Policy Regarding New Director Nominations, a current copy of which is available on the Company’s website at www.unifirst.com. Since this policy was adopted, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors.

Each continuing Director attended at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year. Our Annual Meeting of Shareholders is generally held to coincide with one of the Board’s regularly scheduled meetings. Directors are strongly encouraged to attend the Annual Meeting. Each of the Directors attended the 2009 Annual Meeting of Shareholders.

Please note that information contained in our website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Independence of Board Members

The Board of Directors has determined that each of Messrs. Cohen, Collings, Evans, Iandoli and Postek is an “independent director” in accordance with the corporate governance rules of the New York Stock Exchange as a result of having no material relationship with the Company other than (1) serving as a Director and a Board Committee member, (2) receiving related fees as disclosed in this Proxy Statement and (3) having beneficial ownership of the Company’s securities as disclosed in the section of this document entitled “Security Ownership of Management and Principal Shareholders.”

Meetings of Independent and Non-Management Directors

The independent and non-management Directors of the Company regularly meet in executive sessions outside the presence of management. The presiding Director for these meetings is Mr. Evans. Any interested party or shareholder who wishes to make their concerns known to the independent and non-management Directors may avail themselves of the same procedures provided below under the heading “Communication with the Board of Directors”. The Company’s Audit Committee Complaint Procedure is available on the Company’s website at www.unifirst.com.

Communication with the Board of Directors

Any interested party or shareholder who wishes to communicate with any of the Company’s Directors or the Board of Directors as a group, may do so by writing to the Board of Directors, or such individual Director(s) c/o Chief Financial Officer, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. The Company recommends that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Financial Officer will be forwarded by him promptly to the appropriate addressee(s).

Security Ownership of Management and Principal Shareholders

The following table sets forth as of November 13, 2009 certain information concerning shares of Common Stock and Class B Common Stock beneficially owned by (i) each Director and Nominee, (ii) each of the named executive officers of the Company in the Summary Compensation Table, and (iii) all executive officers and Directors as a group, in each case based solely on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of the Company’s Common Stock and Class B Common Stock on November 13, 2009.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
Ronald D. Croatti(2)(3)	854,028	4.4%	13.2%
Cynthia Croatti(3)(4)	1,400	*	*
Steven S. Sintros	—	*	*
Bruce P. Boynton(3)	3,300	*	*
Donald J. Evans(3)(5)(9)	11,400	*	*
Phillip L. Cohen(3)(5)(9)	10,000	*	*
Anthony F. DiFillippo(3)(5)(6)(9)	58,000	*	*
Robert F. Collings(3)(5)(9)	8,500	*	*
Michael Iandoli(3)(5)(9)	7,500	*	*
David A. DiFillippo(3)(7)	6,657	*	*
Thomas S. Postek(3)(5)(8)(9)	21,000	*	*
John B. Bartlett (3)(10)	4,200	*	*
All Directors and executive officers as a group(3)(11) (13 persons) group	985,985	5.1%	13.5%

* Less than 1%.

(1)

The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 13, 2009, a total of 19,377,498 shares of common stock were outstanding, of which 14,446,129 were shares of Common Stock entitled to one vote per share and 4,931,369 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2)

Ronald D. Croatti owns 843,528 shares of Class B Common Stock, representing 17.1% of such class, 4,200 shares of Common Stock, plus the options to purchase Common Stock listed in footnote 3. The information presented does not include any shares owned by Mr. Croatti’s children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 2,152,152 and 1,021,748 shares of Class B Common Stock. Mr. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust, which owns 36,107 shares of Class B Common Stock. Mr. Croatti is the manager of MMC Trust LLC, which owns 950 shares of Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, The Marie Croatti QTIP Trust or MMC Trust LLC. In addition, the information presented does not include any shares owned by certain trusts of which Mr. Croatti is a trustee and which, in the aggregate, beneficially own 132,792 shares of Class B Common Stock.

(3)

Includes the right to acquire, pursuant to the exercise of stock options, within 60 days after November 13, 2009, the following number of shares of Common Stock: Ronald D. Croatti, 6,300 shares; Cynthia Croatti, 1,400 shares; 3,300 shares each in the case of Messrs. Boynton and D. DiFillippo; and John B. Bartlett: 4,200 shares. The non-employee Directors presently have exercisable options to purchase the following number of shares of Common Stock: 7,000 shares each in the case of Messrs. Cohen and Evans; 5,500 shares in the case of Mr. Collings; 4,500 shares in the case of Mr. Iandoli; and 3,000 shares each in the case of Messrs. A. DiFillippo and Postek.

(4)

Ms. Croatti owns the options to purchase Common Stock listed in footnote 3. The information presented does not include any shares owned by Ms. Croatti’s children, as to which shares Ms. Croatti disclaims any beneficial interest. Ms. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and the Red Cat Limited Partnership, which respectively own 2,152,152 and 1,021,748 shares of Class B Common Stock. Ms. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust which owns 36,107 shares of Class B Common Stock. The information presented for Ms. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership or The Marie Croatti QTIP Trust. In addition, the information presented for Ms. Croatti does not include any shares beneficially owned by certain other trusts for which Ms. Croatti is a trustee and certain entities for which Ms. Croatti serves as manager and which, in the aggregate, beneficially own 80,534 shares of Common Stock and 67,069 shares of Class B Common Stock.

(5)

Mr. Evans owns 2,400 shares of Common Stock, the options to purchase Common Stock listed in footnote 3, plus the unvested restricted Common Stock listed in footnote 9. Mr. A. DiFillippo owns 45,750 shares of Common Stock, beneficially owns shares of Common Stock listed in footnote 6, the options to purchase Common Stock listed in footnote 3, plus the unvested restricted Common Stock listed in footnote 9. Mr. Postek owns shares of Common Stock listed in footnote 8, the options to purchase Common Stock listed in footnote 3, plus the unvested restricted Common Stock listed in footnote 9. Each of Messrs. Cohen, Collings and Iandoli beneficially own 1,000 shares of Common Stock, the options to purchase Common Stock listed in footnote 3 plus the unvested restricted Common Stock listed in footnote 9.

(6)	Includes 7,250 shares beneficially owned by Mr. A. DiFillippo’s spouse, plus the options to purchase Common Stock listed in footnote 3.

(7)

Mr. D. DiFillippo owns 3,357 shares of Common Stock and the options to purchase Common Stock listed in footnote 3. In addition, the information presented for Mr. DiFillippo does not include 3,000 shares of Common Stock beneficially owned by his children’s trusts, of which he is a trustee.

(8)	Mr. Postek beneficially owns 16,000 shares of Common Stock.

(9)	Includes 2,000 shares of restricted stock owned by each of Messrs. Evans, Cohen, A. DiFillippo, Collings, Iandoli and Postek. Such shares will vest on January 2, 2010.

(10)	Mr. Bartlett retired as Senior Vice President and Chief Financial Officer effective as of January 13, 2009. Since his retirement, Mr. Bartlett has served as a senior business advisor to the Company.

(11)	Includes the Directors and named executive officers set forth in the table above and David M. Katz who joined the Company as Vice President, Sales and Marketing in January 2009.

To the knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding shares of Common Stock or Class B Common Stock of the Company as of November 13, 2009. All information presented is based solely on information provided by each beneficial owner.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
The Queue Limited Partnership(2)	2,152,152	11.1%	33.8%
The Red Cat Limited Partnership(3)	1,021,748	5.3	16.0
Arnhold and S. Bleichroeder Advisers, LLC(4)	1,868,726	9.6	2.9
Barclays Global Investors UK Holdings LTD.(5)	1,042,663	5.4	1.6
Ronald D. Croatti(6)	854,028	4.4	13.2
Tweedy, Browne Company, LLC(7)	814,599	4.2	1.3
Wellington Management Company, LLP(8)	810,100	4.2	1.3
Dimensional Fund Advisors LP(9)	804,099	4.1	1.3
River Road Asset Management, LLC(10)	774,792	4.0	1.2
Bank of America Corporation(11)	731,794	3.8	1.1
Cecelia Levenstein(12)	612,157	3.2	7.2

(1)

The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 13, 2009, a total of 19,377,498 shares of common stock were outstanding, of which 14,446,129 were shares of Common Stock entitled to one vote per share and 4,931,369 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2)

The Queue Limited Partnership (“QLP”) owns 2,152,152 shares of Class B Common Stock, representing 43.6% of such class. The general partner of QLP is Queue Management Associates, Inc. (“QMA”), which has sole voting and dispositive power over the shares owned by QLP. Ronald D. Croatti, Cynthia Croatti and Cecelia Levenstein are the sole shareholders and directors of QMA. All decisions by the directors of QMA must be made unanimously. The address of QLP is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(3)

The Red Cat Limited Partnership (“RCLP”) owns 1,021,748 shares of Class B Common Stock, representing 20.7% of such class. The general partner of RCLP is Red Cat Management Associates, Inc. (“RCMA”), which has sole voting and dispositive power over the shares owned by RCLP. Ronald D. Croatti and Cynthia Croatti are the sole shareholders and directors of RCMA. The address of RCLP is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(4)

Arnhold and S. Bleichroeder Advisers, LLC beneficially owns shares of Common Stock only, representing 12.9% of such class. The address of Arnhold and S. Bleichroeder Advisers, LLC is 1345 Avenue of the Americas, New York, NY 10105. The Company has relied solely upon information contained in the Form 13F filed with the SEC by Arnhold and S. Bleichroeder Advisers, LLC on November 12, 2009.

(5)

Barclays Global Investors UK Holdings LTD. beneficially owns shares of Common Stock only, representing 7.2% of such class. The address of Barclays Global Investors is 1 Churchill Place, London XO E14 5HP. The Company has relied solely upon the information contained in the Form 13F filed with the SEC by Barclays Global Investors on November 12, 2009.

(6)

Ronald D. Croatti owns 843,528 shares of Class B Common Stock, representing 17.1% of such class, 4,200 shares of Common Stock, plus the options to purchase Common Stock listed in footnote 3 to the preceding table. The information presented does not include any shares owned by Mr. Croatti’s children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 2,152,152 and 1,021,748 shares of Class B Common Stock. Mr. Croatti is a trustee and beneficiary of the Marie Croatti QTIP Trust, which owns 36,107 shares of Class B Common Stock. Mr. Croatti is the manager of MMC Trust LLC, which owns 950 shares of Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, The Marie Croatti QTIP Trust or MMC Trust LLC. In addition, the information presented does not include any shares owned by certain trusts of which Mr. Croatti is a trustee and which, in the aggregate, beneficially own 132,792 shares of Class B Common Stock. The address of Ronald D. Croatti is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(7)

Tweedy, Browne Company, LLC beneficially owns shares of Common Stock only, representing 5.6% of such class. The address of Tweedy, Browne Company, LLC is 350 Park Avenue, 9th Floor, New York, NY 10022. The Company has relied solely upon information contained in the Form 13F filed with the SEC by Tweedy, Browne Company, LLC on November 9, 2009.

(8)

Wellington Management Company, LLP beneficially owns shares of Common Stock only, representing 5.6% of such class. The address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109. The Company has relied solely upon the information contained in the Form 13F filed with the SEC by Wellington Management Company, LLP on August 14, 2009.

(9)

Dimensional Fund Advisors LP beneficially owns shares of Common Stock only, representing 5.6% of such class. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Austin, TX 78746. The Company has relied solely upon the information contained in the Form 13F filed with the SEC by Dimensional Fund Advisors LP on October 29, 2009.

(10)

River Road Asset Management, LLC beneficially owns shares of Common Stock only, representing 5.4% of such class. The address of River Road Asset Management, LLC is 462 South Fourth Street, Louisville, KY 40207. The Company has relied solely upon the information contained in the Form 13F filed with the SEC by River Road Asset Management, LLC on October 21, 2009.

(11)

Bank of America Corporation owns shares of Common Stock only, representing 5.1% of such class. The address of Bank of America Corporation is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, NC 28255. The Company has relied solely upon the information contained in the Form 13F filed with the SEC by Bank of America Corporation on November 12, 2009.

(12)

Cecelia Levenstein is the daughter of Marie Croatti. Ms. Levenstein owns 444,349 shares of Class B Common Stock, representing 9.0% of such class, and 167,808 shares of Common Stock. Ms. Levenstein is a shareholder and director of the general partner of The Queue Limited Partnership, which owns 2,152,152 shares of Class B Common Stock. The information presented for Ms. Levenstein does not include any shares owned by The Queue Limited Partnership. In addition, the information presented for Ms. Levenstein does not include any shares beneficially owned by certain other trusts for which Ms. Levenstein is a trustee and, which, in the aggregate, beneficially own 38,138 shares of Class B Common Stock. The address of Ms. Levenstein is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors, in collaboration with management, develops and implements our compensation policies. The Compensation Committee also reviews and establishes the compensation paid to our executive officers. We believe we provide an appropriate and competitive total compensation package to our executive officers through a combination of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. We place significant emphasis on pay for performance-based incentive compensation, which is designed to reward our executive officers based on the achievement of predetermined corporate goals.

This Compensation Discussion and Analysis describes our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and other three most highly-compensated executive officers as determined in accordance with applicable SEC rules (collectively, our “named executive officers”).

Objectives of Our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

•	attract and retain talented and experienced executives in the highly competitive uniform rental and sales industry;

•	motivate and reward executives whose knowledge, skills and performance are critical to our success and the furtherance of our long term strategic plan;

•	align the interests of our executives and shareholders by motivating executives to increase shareholder value and by rewarding executives when shareholder value increases;

•

provide a competitive compensation package which is weighted heavily towards pay for performance, and in which a significant portion of total compensation is determined by corporate and individual performance and the creation of shareholder value;

•	ensure fairness among our executive officers by recognizing the contributions each executive makes to our success; and

•	foster a shared commitment among executives by coordinating their corporate and individual goals.

Our Executive Compensation Programs and Plans

We designed our executive compensation programs and plans to achieve the objectives described above. Our executive compensation primarily consists of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. Consistent with the significant emphasis we place on performance-based incentive compensation, we have linked our annual cash incentive bonuses to the achievement of predetermined corporate performance goals.

Within the context of the overall objectives of our compensation programs, we typically determine the specific amounts of compensation to be paid to each of our named executive officers based on a number of factors:

•	the performance of our named executive officers in prior years;

•	the roles and responsibilities of our named executive officers;

•	the individual experience and skills of, and expected contributions from, our named executive officers;

•	our understanding of the amount of compensation paid by our principal competitors and similarly situated-companies to their executives with comparable roles and responsibilities;

•	for each named executive officer, other than our Chief Executive Officer, the evaluations and recommendations of our Chief Executive Officer; and

•	the amounts of compensation being paid to our other named executive officers.

Each of the primary elements of our executive compensation is discussed in detail below, including a description of how each element fits into the overall compensation of our named executive officers. We also discuss below the amounts of compensation paid to our named executive officers for calendar 2009 under each of these elements. In the descriptions below, we highlight particular compensation objectives that we have designed specific elements of our executive compensation program to address. However, it should be noted that we have designed our compensation programs to complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program serves each of our objectives to a greater or lesser extent.

In light of the extraordinary economic conditions affecting the Company’s business in 2009, and consistent with the Company’s cost-cutting initiatives, we determined in December 2008 not to increase the base salaries or option grant levels of any named executive officers (other than Mr. Sintros who was promoted to Chief Financial Officer in January 2009) for fiscal 2009. We made this decision notwithstanding our very positive assessment of the performance of the Company’s executives.

Base Salary

We pay our named executive officers a base salary, which we review and determine annually. We believe that a competitive base level of compensation is a necessary element of any compensation program that is designed to attract and retain talented and experienced executive officers who will further our long term strategic plan and increase shareholder value. We also believe that attractive base salaries can motivate and reward executive officers for their overall performance. The base salaries paid to our named executive officers reflect the general performance of our named executive officers during prior years, their roles and responsibilities, and their experience, skills and contributions. As described above, we did not increase the base salaries of any of our named executive officers, other than Mr. Sintros who was promoted to Chief Financial Officer in January 2009.

Annual Cash Incentive Bonuses

Consistent with our emphasis on performance incentive compensation programs, our named executive officers are eligible to receive annual cash incentive bonuses primarily based on their performance as measured against predetermined corporate financial goals that we establish. The primary objective of our annual cash incentive bonuses is to motivate our named executive officers and to reward them for meeting our short-term objectives using a performance-based compensation program with objectively determinable goals. Our annual cash incentive bonuses also align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so.

Under our bonus plan, our named executive officers have the potential to earn annual cash incentive bonuses at a level that represents a meaningful portion of our named executive officers’ cash compensation. Our bonus plan provides for potential annual cash incentive bonuses that range from no annual bonus to an annual bonus of up to 28% of the named executive officer’s base salary for the fiscal year. Potential bonus payments under our bonus plan are linked to objective criteria set forth in our bonus plan. Our named executive officers can earn annual cash incentive bonuses based on predetermined goals based on corporate revenues, earnings per share and customer retention.

At the beginning of each fiscal year, we set a fiscal year target for corporate revenues for purposes of our bonus plan. At the end of each fiscal year, we compare actual revenues for the fiscal year to target revenues and actual revenues for the fiscal year to the prior fiscal year. Based on our actual revenues for the fiscal year, each named executive officer can earn a bonus of up to 4% of his or her base salary if actual revenues exceed a predetermined percentage of the targeted revenues. Another 4% of his or her base salary can be earned based on the extent to which actual revenues exceed prior year revenues. The amount of the bonus would vary depending on the amount by which actual revenues varied from target revenues or the prior year revenues, as the case may be. The actual amount of the bonus is based on the percentage achievement of the bonus criteria.

At the beginning of each fiscal year, we set a fiscal year target amount of corporate earnings per share for purposes of our bonus plan. At the end of each fiscal year, we compare actual earnings per share for the fiscal year to target earnings per share and actual earnings per share for the fiscal year to the prior fiscal year earnings per share. Based on our actual earnings per share for the fiscal year, each named executive officer can earn a bonus of up to 8% of his or her base salary if actual earnings per share exceed a predetermined percentage of the target earnings per share. Another 8% of his or her base salary can be earned based on the extent to which actual earnings per share exceed prior year earnings per share. The amount of the bonus would vary depending on the amount by which actual earnings per share varied from target earnings per share or the prior year earnings per share, as the case may be. The actual amount of the bonus is based on the percentage achievement of the bonus criteria.

Our bonus plan also provides for annual cash incentive bonuses of up to 4% of base salary for our named executive officers based on customer retention.

No annual cash incentive bonuses are paid to our named executive officers unless at least one of the revenue targets and one of the earnings per share targets are achieved.

In establishing our bonus levels, we consider the incentives that we want to provide to our executives as well as the bonus levels for comparable positions at similarly situated companies and our historical practices. For fiscal 2009, we established the following corporate financial goals under our bonus plan. With respect to revenues, target revenues were set at $1.033 million. Since actual revenues for fiscal 2009 were $1.013 million, based on the percentage achievement levels the named executive officers achieved a 1.5% bonus based on target revenues and no bonus based on comparison to the prior year revenues. With respect to corporate earnings per share, target earnings per share were set at $3.15. Since actual earnings per share were $3.92, based on the percentage achievement levels the named executive officers achieved an 8% bonus based on target earnings per share and an 8% bonus based on the comparison to prior year earnings per share. With respect to customer retention levels, at a revenue growth rate of less than 8.0%, the target customer loss percentage was set at no more than 10%. Since the actual lost customer percentage was greater than 10%, the named executive officers did not earn any bonus based on this criterion.

In fiscal 2009, our named executive officers received the following annual cash incentive bonuses:

Name	Bonus	% of Base Salary
Ronald D. Croatti	$88,137	17.5%
Steven S. Sintros	$35,004	17.5%
Cynthia Croatti	$57,792	17.5%
Bruce P. Boynton	$45,851	17.5%
David A. DiFillippo	$44,451	17.5%
John B. Bartlett	$45,299	17.5%

Long-Term Equity Incentive Compensation

We grant long-term equity incentive awards in the form of non-qualified stock options to our named executive officers as part of our total compensation package. We use long-term equity incentive awards as part of our emphasis on performance-based incentive compensation. Our long-term equity incentive awards align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so.

We generally grant stock options once per year to our named executive officers. Stock options provide our executive officers with the right to purchase shares of our Common Stock at a fixed exercise price based on the fair market value of shares of our Common Stock on the date of grant. Stock options granted to our named executive officers beginning in fiscal 2003 and thereafter are subject to a five-year cliff-vesting schedule under which options become vested and exercisable after five years from the date of grant and expire ten years after the grant date. All stock options are awarded pursuant to our UniFirst Corporation 1996 Stock Incentive Plan, as amended.

Upon a holder’s exercise of a non-qualified stock option, we are generally entitled to a tax deduction in the year in which the stock option is exercised equal to the spread between the exercise price and the fair market value of the stock for which the stock option is exercised. A holder of a non-qualified stock option is generally taxed on this same amount in the year of exercise.

When determining the stock options to be granted to our named executive officers in fiscal 2009, we considered the expected future value of potential stock option grants. In fiscal 2009, we granted the following non-qualified stock options to our named executive officers:

Name	Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)
Ronald D. Croatti	2,500	$27.08
Steven S. Sintros	700	$27.08
	1,300	$28.85
Cynthia Croatti	2,000	$27.08
Bruce P. Boynton	2,000	$27.08
David A. DiFillippo	2,000	$27.08
John B. Bartlett	2,000	$27.08

Broad-Based Benefits Programs and Perquisites

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, life insurance and UniFirst Corporation Profit Sharing Plan. In addition, certain of our full-time employees, including our named executive officers, may participate in the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan. In fiscal 2009, our named executive officers also received certain perquisites and personal benefits set forth in the “Summary Compensation Table” below. We provide these benefits to retain and attract talented executives with the skills and experience to further our long term strategic plan.

Our Executive Compensation Process

The Compensation Committee of our Board of Directors is primarily responsible for establishing the compensation paid to our named executive officers. The Board of Directors has determined that each member of the compensation committee is “independent” as that term is defined under the applicable rules of the New York Stock Exchange. In determining executive compensation, our Compensation Committee annually reviews the performance of our named executive officers with our Chief Executive Officer, and our Chief Executive Officer makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards for each of our named executive officers. Our Compensation Committee annually reviews the performance of our Chief Executive Officer and establishes the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards to be paid to him.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended August 29, 2009 for filing with the SEC.

Compensation Committee

Robert F. Collings (Chairman)

Donald J. Evans

Michael Iandoli

Summary Compensation Table

The following table sets forth summary information concerning the annual compensation for the years ended August 29, 2009, August 30, 2008 and August 25, 2007, respectively, awarded to, earned by or paid to our Chief Executive Officer, current and former Chief Financial Officers and our other three most highly-compensated executive officers (collectively, for purposes of the tables set forth in this Proxy Statement, our “named executive officers”):

Name and Principal Position	Year	Salary	Option Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation(3)	Total
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2009 2008 2007	$501,702 $501,891 $459,326	$29,325 $69,902 $48,631	$88,137 $132,402 $123,743	$272,291 $165,754 $180,444	$24,448 $23,852 $23,077	$915,903 $893,801 $835,221
Steven S. Sintros (4) Vice President and Chief Financial Officer	2009	$199,152	$10,094	$35,004	$7,643	$22,134	$274,027
Cynthia Croatti Executive Vice President and Treasurer	2009 2008 2007	$328,965 $330,014 $305,627	$23,535 $22,546 $18,247	$57,792 $87,229 $82,351	$55,958 $34,795 $41,669	$23,543 $24,403 $23,336	$489,793 $498,987 $471,230
Bruce P. Boynton Senior Vice President, Operations	2009 2008 2007	$260,993 $262,487 $244,748	$21,311 $19,051 $15,170	$45,851 $69,400 $65,959	$76,254 $64,658 $60,134	$23,606 $24,198 $23,222	$428,015 $439,794 $409,233
David A. DiFillippo Senior Vice President, Operations	2009 2008 2007	$253,024 $254,264 $235,926	$20,701 $19,051 $15,170	$44,451 $67,220 $63,558	$32,550 $24,489 $36,668	$23,614 $24,197 $23,268	$374,340 $389,221 $374,590
John B. Bartlett (5) Former Senior Vice President and Chief Financial Officer	2009 2008 2007	$258,058 $343,761 $315,934	$23,460 $27,552 $31,982	$45,299 $90,832 $85,113	$16,782 $51,101 $107,262	$20,193 $24,424 $23,388	$363,792 $537,670 $563,679

(1)

Shown is the expense that we recognized as stock-based compensation expense in fiscal 2009, fiscal 2008 and fiscal 2007, respectively, for financial accounting purposes (excluding the effect of any estimate of future forfeitures) determined in accordance with FAS No. 123(R) related to stock options that were granted to our named executive officers. Additional information concerning our financial reporting of stock options is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 29, 2009, in Notes 1 and 11 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 30, 2008, and in Notes 1 and 11 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 25, 2007. See the “Outstanding Equity Awards at Fiscal Year-End – 2009” table below for additional details regarding the stock options that have been granted to our named executive officers in fiscal 2009. See the “Outstanding Equity Awards at Fiscal Year-End – 2008” table in our Proxy Statement for the 2009 Annual Meeting of Shareholders filed with the SEC on December 9, 2008 for additional details regarding the stock options that were granted to our named executive officers in fiscal 2008. See the “Outstanding Equity Awards at Fiscal Year-End – 2007” table in our Proxy Statement for the 2008 Annual Meeting of Shareholders filed with the SEC on December 4, 2007 for additional details regarding the stock options that were granted to our named executive officers in fiscal 2007.

(2)

Amounts reported in this column for fiscal 2009 represent the present value of the accumulated benefit obligation as of August 29, 2009 minus the present value of the accumulated benefit obligation as of August 30, 2008 under the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan, as amended (“SERP”). Amounts reported in this column for fiscal 2008 represent the present value of the accumulated benefit obligation as of August 30, 2008 minus the present value of the accumulated benefit obligation as of August 25, 2007 under our SERP. Amounts reported in this column for fiscal 2007 represent the present value of the accumulated benefit obligation as of August 25, 2007 minus the present value of the accumulated benefit obligation as of August 26, 2006 under our SERP. Our obligation has been estimated assuming benefits commence at normal social security retirement age and using FAS No. 87 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates. Since the Company does not credit interest at above-market rates, no interest amounts are included in these totals. See the “Pension Benefits Table – Fiscal 2009” below for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2009. See the “Pension Benefits Table – Fiscal 2008” in our Proxy Statement for the 2009 Annual Meeting of Shareholders filed with the SEC on December 9, 2008 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2008. See the “Pension Benefits Table – Fiscal 2007” in our Proxy Statement for the 2008 Annual Meeting of Shareholders filed with the SEC on December 4, 2007 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2007.

(3)	The amounts reported in the “All Other Compensation” column are shown in the table below.

(4)

Mr. Sintros was appointed by the Board of Directors as Vice President and Chief Financial Officer effective as of January 13, 2009. Prior to his appointment, Mr. Sintros was the Company’s Corporate Controller.

(5)	Mr. Bartlett retired as Senior Vice President and Chief Financial Officer effective as of January 13, 2009. Since his retirement, Mr. Bartlett has served as a senior business advisor to the Company.

Name	Year	Car Allowance	401(k) Contribution	Profit Sharing Plan	Total All Other Compensation
Ronald D. Croatti	2009 2008 2007	$7,410 $7,463 $7,060	$9,800 $9,200 $9,000	$7,238 $7,189 $7,017	$24,448 $23,852 $23,077
Steven S. Sintros	2009	$7,080	$8,794	$6,260	$22,134
Cynthia Croatti	2009 2008 2007	$7,410 $7,463 $7,060	$8,895 $9,751 $9,259	$7,238 $7,189 $7,017	$23,543 $24,403 $23,336
Bruce P. Boynton	2009 2008 2007	$7,410 $7,463 $7,060	$8,958 $9,546 $9,145	$7,238 $7,189 $7,017	$23,606 $24,198 $23,222
David A. DiFillippo	2009 2008 2007	$7,410 $7,463 $7,060	$8,966 $9,545 $9,191	$7,238 $7,189 $7,017	$23,614 $24,197 $23,268
John B. Bartlett	2009 2008 2007	$7,410 $7,463 $7,060	$5,545 $9,772 $9,311	$7,238 $7,189 $7,017	$20,193 $24,424 $23,388

Grants of Plan-Based Awards – Fiscal 2009

The following table contains information related to non-qualified options to purchase shares of our Common Stock granted to our named executive officers under our stock option plan during fiscal 2009:

Name	Grant Date	All other Option Awards: Number of Securities Underlying Options(1)	Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards(3)
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	11/11/2008	2,500	$27.08	$29,325
Steven S. Sintros Vice President and Chief Financial Officer	11/11/2008 1/13/2009	700 1,300	$27.08 $28.85	$8,211 $15,119
Cynthia Croatti Executive Vice President and Treasurer	11/11/2008	2,000	$27.08	$23,460
Bruce P. Boynton Senior Vice President, Operations	11/11/2008	2,000	$27.08	$23,460
David A. DiFillippo Senior Vice President, Operations	11/11/2008	2,000	$27.08	$23,460
John B. Bartlett Former Senior Vice President and Chief Financial Officer	11/11/2008	2,000	$27.08	$23,460

(1)

Amounts represent the number of non-qualified options granted to our named executive officers during fiscal 2009. These options are subject to a five-year cliff vesting schedule under which the options become vested and exercisable five years from the date of grant. Each of these grants expires ten years from the date of grant.

(2)

Amounts represent the fair market value of our Common Stock on the date of the grant. Fair market value is determined using the closing price of our Common Stock on the New York Stock Exchange on the day of the grant.

(3)

Amounts represent the grant date fair value of each stock option award during fiscal 2009. These amounts were calculated in accordance with FAS No. 123(R). By contrast, the amounts shown for stock option awards in the “Summary Compensation Table” are the amounts we recognized for financial reporting purposes in fiscal 2009 for awards granted in fiscal 2009 and prior fiscal years. None of the options was repriced or otherwise modified.

Outstanding Equity Awards at Fiscal Year-End – 2009

The following table sets forth information concerning the number of unexercised options to purchase shares of our Common Stock held as of August 29, 2009 by our named executive officers:

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2,100 2,100 — — — — —	— — 2,100(1) 2,100(2) 2,100(3) 2,100(4) 2,500(5)	$19.93 $24.35 $27.98 $34.83 $36.05 $37.92 $27.08	1/14/2013 11/4/2013 10/25/2014 10/27/2015 10/31/2016 11/7/2017 11/11/2018
Steven S. Sintros Vice President and Chief Financial Officer	— — — — —	700(2) 700(3) 700(4) 700(5) 1,300(6)	$34.83 $36.05 $37.92 $27.08 $28.85	10/27/2015 10/31/2016 11/7/2017 11/11/2018 1/13/2019
Cynthia Croatti Executive Vice President and Treasurer	— — — — —	1,400(1) 1,600(2) 1,600(3) 1,600(4) 2,000(5)	$27.98 $34.83 $36.05 $37.92 $27.08	10/25/2014 10/27/2015 10/31/2016 11/7/2017 11/11/2018
Bruce P. Boynton Senior Vice President, Operations	1,100 1,100 — — — — —	— — 1,100(1) 1,400(2) 1,400(3) 1,400(4) 2,000(5)	$19.93 $24.35 $27.98 $34.83 $36.05 $37.92 $27.08	1/14/2013 11/4/2013 10/25/2014 10/27/2015 10/31/2016 11/7/2017 11/11/2018
David A. DiFillippo Senior Vice President, Operations	1,100 1,100 — — — — —	— — 1,100(1) 1,400(2) 1,400(3) 1,400(4) 2,000(5)	$19.93 $24.35 $27.98 $34.83 $36.05 $37.92 $27.08	1/14/2013 11/4/2013 10/25/2014 10/27/2015 10/31/2016 11/7/2017 11/11/2018
John B. Bartlett Former Senior Vice President and Chief Financial Officer	1,400 1,400 — — — — —	— — 1,400(1) 1,600(2) 1,600(3) 1,600(4) 2,000(5)	$19.93 $24.35 $27.98 $34.83 $36.05 $37.92 $27.08	1/14/2013 11/4/2013 10/25/2014 10/27/2015 10/31/2016 11/7/2017 11/11/2018

(1)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on October 25, 2009.

(2)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on October 27, 2010.

(3)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on October 31, 2011.

(4)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on November 7, 2012.

(5)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on November 11, 2013.

(6)	These options are subject to a five-year cliff vesting schedule and become vested and exercisable on January 13, 2014.

Option Exercises and Stock Vested Table – Fiscal 2009

The following table sets forth the number of shares of Common Stock acquired and the aggregate dollar value realized as a result of stock option exercises during fiscal 2009 by our named executive officers:

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2,100	$45,480(2)
Steven S. Sintros Vice President and Chief Financial Officer	—	—
Cynthia Croatti Executive Vice President and Treasurer	1,000 1,400 1,400 1,400	$20,138(3) $28,980(4) $25,578(5) $19,320(6)
Bruce P. Boynton Senior Vice President, Operations	275	$5,213(7)
David A. DiFillippo Senior Vice President, Operations	1,100	$23,760(8)
John B. Bartlett Former Senior Vice President and Chief Financial Officer	—	—

(1)

Value realized on exercise is calculated as the market value of our Common Stock at the time of exercise of the stock option less the exercise price paid, multiplied by the number of shares underlying the stock option exercised.

(2)	Value realized on exercise is as follows: $21.657 (the market value at the time of exercise of $39.207 less the exercise price of $17.55), multiplied by 2,100 shares acquired upon exercise.

(3)	Value realized on exercise is as follows: $20.1375 (the market value at the time of exercise of $33.20 less the exercise price of $10.0625), multiplied by 1,000 shares acquired upon exercise.

(4)	Value realized on exercise is as follows: $20.70 (the market value at the time of exercise of $38.25 less the exercise price of $17.55), multiplied by 1,400 shares acquired upon exercise.

(5)	Value realized on exercise is as follows: $18.27 (the market value at the time of exercise of $38.20 less the exercise price of $19.93), multiplied by 1,400 shares acquired upon exercise.

(6)	Value realized on exercise is as follows: $13.80 (the market value at the time of exercise of $38.15 less the exercise price of $24.35), multiplied by 1,400 shares acquired upon exercise.

(7)	Value realized on exercise is as follows: $18.958 (the market value at the time of exercise of $36.508 less the exercise price of $17.55), multiplied by 275 shares acquired upon exercise.

(8)	Value realized on exercise is as follows: $21.60 (the market value at the time of exercise of $39.15 less the exercise price of $17.55), multiplied by 1,100 shares acquired upon exercise.

Pension Benefits Table – Fiscal 2009

The following table sets forth the actuarial present value of accumulated benefits under our Unfunded Supplemental Executive Retirement Plan, the number of years of credited service and the dollar amount of payments and benefits paid during fiscal 2009 to our named executive officers as of August 29, 2009:

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefits(2)	Payments During Last Fiscal Year
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$1,925,457	—
Steven S. Sintros Vice President and Chief Financial Officer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	5	$15,164	—
Cynthia Croatti Executive Vice President and Treasurer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$426,832	—
Bruce P. Boynton Senior Vice President, Operations	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$570,929	—
David A. DiFillippo Senior Vice President, Operations	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$256,658	—
John B. Bartlett Former Senior Vice President and Chief Financial Officer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$1,112,961	—

(1)

As discussed in more detail below under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan”, our SERP limits the number of years of credited service to thirty for purposes of determining a participant’s benefits under the plan.

(2)

Amounts reported in this column represent the present value of the accumulated benefit obligation as of August 29, 2009. Our obligation has been estimated assuming benefits commence on the individual’s social security retirement date and using FAS No. 87 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates.

UniFirst Corporation Unfunded Supplemental Executive Retirement Plan

Certain of our and our affiliates’ employees are eligible to participate in our SERP, including our named executive officers. Retirement benefits provided by our SERP are based on a participant’s average annual base earnings, exclusive of bonuses, commissions, fringe benefits and reimbursed expenses, for the last three years of full-time employment prior to the participant’s retirement date (“Final Average Earnings”). On January 8, 2008, the Board of Directors approved an amendment to our SERP (the “SERP Amendment”) which modifies the calculation of a participant’s plan benefit. Prior to the SERP Amendment, our SERP provided that upon a participant’s retirement on his social security retirement date, the participant would receive an aggregate amount equal to 1.33% percent of the participant’s Final Average Earnings multiplied by his years of service, limited to 30 years, less the participant’s primary Social Security benefit. The SERP Amendment provides that upon the retirement of a participant on his social security retirement date, a participant will receive a plan benefit in an aggregate amount equal to 1.33% percent of the participant’s Final Average Earnings multiplied by his years of service, limited to 30 years, less 3.33% of the participant’s primary Social Security benefit multiplied by his years of service, limited to 30 years. The SERP Amendment did not change the plan benefit of a participant with at least 30 years of credited service. For participants who retire on or after January 1, 2008 with less than 30 years of credited service, the SERP Amendment provides for a slightly greater plan benefit than under the previous version of our SERP as a result of the change in the calculation of the primary social security benefit offset used in calculating the plan benefit. The SERP Amendment had no effect on participants who retired prior to January 1, 2008.

Pension payments under our SERP are made at the intervals then in effect for the payment of base salaries to our executive officers. Upon the death of a participant, the participant’s designated beneficiary will be paid retirement benefits for up to 12 years from the participant’s date of retirement. Our SERP provides that, upon any change in control of the Company, participants in our SERP will receive a lump sum payment equal to the actuarial equivalent of their plan benefit as of the date of the change in control.

On December 23, 2008, the Board of Directors approved an additional amendment (the “Second SERP Amendment”) to the SERP. The Second SERP Amendment is meant to clarify the definition of “separation from service” and to conform with final regulations interpreting Internal Revenue Code Section 409A. Prior to the Second SERP Amendment, the SERP did not specifically address whether a transition to part-time employment after retirement was a “separation from service” which would permit payments to commence. As amended, the SERP provides that payments will start for participants who have retired but who continue to provide services on a part-time schedule, provided that the part-time schedule is less than one-half of the participant’s previous full time schedule. No benefits were increased because of the Second SERP Amendment.

Potential Payments Upon Termination or Change in Control

As discussed under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above, upon a change in control of the Company, our named executive officers will receive a lump sum payment under our SERP equal to the actuarial equivalent of their plan benefit as of the date of the change in control. For more information concerning our SERP, see the “Pension Benefits Table – Fiscal 2009” and the discussion under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above.

Director Compensation Table – Fiscal 2009

The Compensation Committee determines Director compensation based on the following principles: (1) Director compensation should be aligned with the long-term interest of shareholders, (2) compensation should be used to motivate Director behavior; (3) Directors should be adequately compensated for their time and effort; and (4) Director compensation should be approached on an overall basis, rather than as an array of separate elements.

We determine Director compensation on a calendar year basis. The non-employee Director fee schedule for calendar 2009 is as follows: an annual fee of $33,000; an annual fee for chairing the Audit Committee of $10,000; an annual fee for chairing a Committee other than the Audit Committee of $5,000; a $2,750 fee for each Board meeting attended; an $1,800 fee for each Committee meeting attended; a $1,250 fee for participating in a telephonic Board meeting; a $1,000 fee for participating in a telephonic Committee meeting; a fully vested option to purchase 1,500 shares of Common Stock; and a grant of 2,000 shares of restricted stock.

Each Director who was also an employee of our Company received no Director’s fees during fiscal year 2009 and will receive no Director’s fees during fiscal year 2010.

The compensation earned by our Directors during fiscal 2009 is set forth in the table below.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total
Phillip L. Cohen	$70,200	$37,159	$13,605	$120,964
Robert F. Collings	$67,000	$37,159	$13,605	$117,764
Anthony F. DiFillippo	$45,250	$37,159	$13,605	$96,014
Donald J. Evans	$69,550	$37,159	$13,605	$120,314
Michael Iandoli	$52,150	$37,159	$13,605	$102,914
Thomas S. Postek	$56,400	$37,159	$13,605	$107,164

(1)

Shown is the expense that we recognized as stock-based compensation expense in fiscal 2009 for financial accounting purposes (excluding the effect of any estimate of future forfeitures) determined in accordance with FAS No. 123(R) with respect to the grant of 2,000 shares of restricted stock awarded to each of our non-employee Directors on January 16, 2009. Such shares of Common Stock become fully vested and exercisable on January 2, 2010. Additional information concerning our financial reporting of restricted stock is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 29, 2009.

(2)

Shown is the expense that we recognized as stock-based compensation expense in fiscal 2009 for financial accounting purposes (excluding the effect of any estimate of future forfeitures) determined in accordance with FAS No. 123(R) with respect to the grant of 1,500 stock options awarded to each of our non-employee Directors on January 16, 2009. These stock options became fully vested upon grant and expire eight years after the grant date. Additional information concerning our financial reporting of stock options is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 29, 2009.

Compensation Committee Interlocks and Insider Participation

During the 2009 fiscal year, the Compensation Committee consisted of Messrs. Collings, Evans and Iandoli. None of these individuals has served as an officer or employee of the Company or any of its subsidiaries. During the 2009 fiscal year, to the knowledge of the Company, none of its executive officers:

•	served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee;
•	served as directors of another entity, one of whose executive officers served on the Compensation Committee; or
•	served as members of the compensation committee of another entity, one of whose executive officers served as one of the Company’s directors.

REPORT OF AUDIT COMMITTEE

The Audit Committee is composed entirely of independent directors meeting the requirements of applicable Securities and Exchange Commission and New York Stock Exchange rules. The key responsibilities of our committee are set forth in our Charter.

We serve in an oversight capacity and are not intended to be part of UniFirst’s operational or managerial decision-making process. UniFirst’s management is responsible for preparing the consolidated financial statements and its independent registered public accounting firm is responsible for auditing those statements. Our principal purpose is to monitor these processes.

The Audit Committee has, among other things:

•	Reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the year ended August 29, 2009.

•

Reviewed and discussed with management and the independent registered public accounting firm the quarterly and annual earnings press releases prior to release and the quarterly and annual reports on Forms 10-Q and 10-K prior to filing.

•	Discussed with management and the independent registered public accounting firm the results of the testing of internal controls over financial reporting.

•

Discussed with the independent registered public accounting firm the overall scope and plans for the annual audit, the results of their examination and the overall quality of UniFirst’s financial reporting.

•

Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•

Reviewed all audit and non-audit service performed by the independent registered public accounting firm and considered whether the provision of non-audit audit services is compatible with maintaining the auditors’ independence.

•

Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and discussed with the independent registered public accounting firm the auditors’ independence.

Based on the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by the Audit Committee for fiscal 2009 Phillip L. Cohen (Chairman) Robert F. Collings Donald J. Evans Thomas S. Postek

Independent Registered Public Accounting Firm

Audit Fees. During fiscal 2009, the aggregate fees and expenses for professional services rendered by Ernst & Young LLP (“Ernst & Young”) for the audit of the Company’s annual financial statements, audit of management’s assessment and the operating effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements totaled $882,000. During fiscal 2008, the aggregate fees and expenses for professional services rendered by Ernst & Young for the audit of the Company’s annual financial statements, audit of management’s assessment and the operating effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements totaled $941,603.

Audit-Related Fees. During fiscal 2009 and 2008, there were no fees and expenses billed for assurance and related services rendered by Ernst & Young that were reasonably related to the performance of the audit or review of the Company’s annual financial statements and review of the Company’s quarterly financial statements.

Tax Fees. During fiscal 2009, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $114,100. During fiscal 2008, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $138,749.

All Other Fees. During fiscal 2009, there were no fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs. During fiscal 2008, the aggregate fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs totaled $6,000, which were primarily for advisory services.

Under its Charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our principal independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the audit committee approves the retention of the independent registered public accounting firm to audit our financial statements, including the associated fee. All of the services described in the four preceding paragraphs were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young is compatible with maintaining Ernst & Young’s independence and has concluded that it is.

Certain Relationships and Related Transactions

The Company’s Board of Directors has adopted a written Related Person Transaction Approval Policy to monitor transactions, arrangements or relationships in which the Company is a participant and any of the following have a direct or indirect material interest: (a) an executive officer, director or director nominee; (b) an immediate family member of an executive officer, director or director nominee; (c) a shareholder that beneficially owns more than 5% of the Company’s Common Stock or Class B Common Stock; or (d) any immediate family member of such 5% shareholder. The policy generally covers related person transactions that meet the minimum threshold for disclosure under relevant SEC rules. Such related person transactions generally involve amounts exceeding $120,000.

The Company’s Chief Financial Officer, together with outside legal counsel, identifies any potential related person transactions and, if he determines that a transaction constitutes a related person transaction under the policy, the Chief Financial Officer provides relevant details to the Audit Committee. If the Chief Financial Officer has an interest in a potential related person transaction, the Chief Executive Officer assumes the role of the Company’s Chief Financial Officer under the policy. The Audit Committee reviews relevant information concerning any proposed transaction contemplated by the Company with an individual or entity that is the subject of a disclosed relationship, and approves or disapproves the transaction, with or without conditions. Certain related person transactions are deemed pre-approved by the Audit Committee, including transactions, arrangements or relationships where the rates or charges involved in the transactions are determined by competitive bids.

During the 2009 fiscal year, the Company was not a participant in any related party transactions that required disclosure under this heading.

Section 16(a) Beneficial Ownership Reporting Compliance

Executive officers, Directors and greater than 10% shareholders of the Company are required to file with the SEC pursuant to Section 16(a) of the Exchange Act, reports of ownership and changes in ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Executive officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no such reports were required during the 2009 fiscal year, the Company believes that, during the 2009 fiscal year, all executive officers, Directors and greater than 10% shareholders of the Company complied with applicable Section 16(a) filing requirements except that Mr. Katz inadvertently filed one late Form 3 upon the commencement of his employment and one late Form 4 with respect to one transaction.

PROPOSAL 2

AMENDMENT TO 1996 STOCK INCENTIVE PLAN

General

Under the Company’s 1996 Stock Incentive Plan, as amended (the “Plan”), the Company is authorized to issue up to 800,000 shares of Common Stock. The Company has historically granted options once each year to approximately 110 managers, directors and executives. Following option grants made on November 10, 2009, fewer than 122,000 shares of Common Stock remained available for future option grants. Accordingly, the Board of Directors amended the Plan on November 10, 2009, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder from 800,000 to 1,500,000, an increase of 700,000 shares (the “Amendment”). A copy of the Amendment is attached hereto as Appendix A. A copy of the Plan is on file with the Securities and Exchange Commission and may be obtained by contacting the Company’s Secretary in writing at UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval of the Amendment to the Plan, which authorizes the issuance of an additional 700,000 shares of Common Stock of the Company under the Plan.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE PLAN, WHICH AUTHORIZES THE ISSUANCE OF AN ADDITIONAL 700,000 SHARES OF COMMON STOCK OF THE COMPANY UNDER THE PLAN.

The Board of Directors believes that stock option and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the officers and other employees of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends on for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of participants in the Plan with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. On November 10, 2009, the Board of Directors determined that the number of shares of Common Stock then remaining available for issuance pursuant to new awards under the Plan was insufficient to provide for the continued proper compensation and incentivization of the Company’s officers and employees. The Board of Directors believes that the Amendment to increase the number of shares of Common Stock authorized for issuance under the Plan is necessary to ensure that a sufficient reserve of Common Stock is available under the Plan.

Summary of the Plan

The following description of certain features of the Plan, including the proposed Amendment, is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan and the Amendment.

Shares Subject to the Plan. An aggregate of 1,500,000 shares of Common Stock have been reserved for issuance under the Plan.

Plan Administration; Eligibility. The Board of Directors or a committee thereof appointed by the Board (such committee, or the Board acting in such capacity, the “Committee”) has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan. Persons eligible to participate in the Plan will be such officers and other employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its subsidiaries, as selected from time to time by the Committee. Non-Employee Directors are included in the group of persons eligible to participate in the Plan. The number of individuals potentially eligible to participate in the amended Plan is approximately 9,800 persons.

Stock Options. The Plan permits the granting of both (i) options to purchase Common Stock intended to qualify as incentive stock options (“Incentive Stock Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) options that do not so qualify (“Non-Qualified Options”). The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Stock Options. The term of each option will be fixed by the Committee and may not exceed ten years from date of grant in the case of an Incentive Stock Option. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery of shares of Common Stock that are not then subject to restrictions under any Company Plan and that have been beneficially owned by the optionee for at least six months. Such shares will be valued at their fair market value on the exercise date. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as Incentive Stock Options, options must meet additional Federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Stock Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large shareholders.

Stock Options Granted to Non-Employee Directors. The Plan provides that each Non-Employee Director who is serving as a Director of the Company on the third business day after each annual meeting of shareholders, beginning with the 2004 annual meeting, shall be granted a Non-Qualified Option to acquire a number of shares of stock as determined annually by the Committee. The exercise price of each such Non-Qualified Option will be the fair market value of Common Stock on the date of grant. Unless otherwise determined by the Committee the option will be exercisable in full on the date of grant, and the option will terminate on the later to occur of the eighth anniversary of the date of grant or two years following the date on which the optionee ceased to be a Director of the Company. The Plan also provides that the Committee may make discretionary grants of Non-Qualified Options to Non-Employee Directors, subject to the terms of the Plan.

Stock Appreciation Rights. The Committee may also grant stock appreciation rights (“SARs”) entitling the recipient, upon exercise, to receive an amount in cash or shares of Common Stock, or a combination thereof, having a value equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share set by the Committee at the time of grant (or over the option exercise price per share if the SAR was granted in tandem with a Stock Option) times the number of shares of Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Committee. SARs may be granted independently or in tandem with the grant of a stock option. If the SAR is granted in tandem with a stock option, exercise of the SAR cancels the related option to the extent of such exercise.

Restricted Stock. The Committee may also award shares of Common Stock subject to such conditions and restrictions as the Committee may determine (“Restricted Stock”). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price, if any, of shares of Restricted Stock will be determined by the Committee. Recipients of Restricted Stock must enter into a Restricted Stock Award Agreement with the Company, in such form as the Committee determines. The Committee at the time of grant shall specify the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse and the shares become vested.

The Committee may at any time waive such restrictions or accelerate such dates. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the vesting of such Restricted Stock, the Company shall have the right to repurchase the shares or to require their forfeiture if acquired at no cost, from the participant or participant’s legal representative. Prior to the vesting of Restricted Stock, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the Plan or in the Restricted Stock award agreement.

Unrestricted Stock. The Committee may also grant shares (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the Plan (“Unrestricted Stock”).

Performance Share Awards. The Committee may also grant awards entitling the recipient to receive shares of Common Stock upon the achievement of specified performance goals and such other conditions as the Committee shall determine (“Performance Share Awards”). Except as otherwise determined by the Committee, rights under a Performance Share Award will terminate upon a participant’s termination of employment. Performance Shares may be awarded independently or in connection with stock options or other awards under the Plan.

Adjustments for Stock Dividends, Mergers, Etc. The Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation, sale of the Company or similar event, the Committee, in its discretion, may provide for substitution or adjustments or may (subject to the provisions described below under “Change of Control Provisions”) accelerate or, upon payment or other consideration for the vested portion of any awards as the Committee deems equitable in the circumstances, terminate such awards.

Tax Withholding. Plan participants are responsible for the payment of any Federal, state or local taxes which the Company is required by law to withhold from the value of any award. The Company may deduct any such taxes from any payment otherwise due to the participant. Participants may elect to have such tax obligations satisfied either by authorizing the Company to withhold shares of stock to be issued pursuant to an award under the Plan or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel outstanding awards (or provide substitute awards at the same or a reduced exercise price, or with no exercise or purchase price) for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder’s consent. Further, Plan amendments shall be subject to approval by the Company’s shareholders if and to the extent required by (i) the New York Stock Exchange rules, or (ii) the Code to ensure that Incentive Stock Options are qualified under Section 422 of the Code.

Change of Control Provisions. The Plan provides that in the event of a “Change of Control” (as defined in the Plan) of the Company, all stock options, SARs and Performance Share Awards shall automatically become fully exercisable. Restrictions and conditions on awards of Restricted Stock shall automatically be deemed waived. In addition, at any time prior to or after a Change of Control, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

New Plan Benefits

Because the grant of awards under the Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the Plan, as amended by the Amendment. Accordingly, in lieu of providing information regarding benefits that will be received under the Plan, as amended by the Amendment, the following table provides information concerning the benefits that were received by the following persons and groups during fiscal 2009: each named executive officer; all current executive officers, as a group; all employees who are not executive officers, as a group; and all non-employee directors, as a group.

	Options		Restricted Stock
Name and Position	Average Exercise Price	Number (#)	Number (#)
Ronald D. Croatti	$27.08	2,500	—
Steven S. Sintros	$28.23	2,000	—
Cynthia Croatti	$27.08	2,000	—
Bruce P. Boynton	$27.08	2,000	—
David A. DiFillippo	$27.08	2,000	—
John B. Bartlett	$27.08	2,000	—
All current executive officers, as a group	$27.27	12,500	—
All employees who are not executive officers, as a group	$27.08	60,600	—
All non-employee directors, as a group	$28.55	9,000	12,000

Tax Aspects Under the U.S. Internal Revenue Code

The following is a general summary of the principal Federal income tax consequences of option and Restricted Stock grants under the Plan. It does not describe all Federal tax consequences under the Plan, including consideration of the particular tax consequences to specific Plan participants under the U.S. Internal Revenue Code of 1986, as amended (the “Code”) nor does it describe state or local tax consequences. In light of the foregoing, Plan participants are strongly advised to consult and rely upon the advice of their own tax advisors regarding their specific tax consequences, including applicable U.S. federal, state, local, foreign and other tax consequences.

Incentive Options. Under the Code, an employee will not recognize taxable income by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the shares until the later of (a) two years from the date the option was granted or (b) one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as long-term capital gain, and the Company will not be entitled to any deduction. If an employee disposes of the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a “disqualifying disposition”), the employee generally will recognize ordinary income in the year of disposition, and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (x) the amount, if any, realized on the disposition and (y) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition of the shares acquired upon exercise of the option will be taxed as long-term or short-term capital gain and any loss will be taxed as long-term or short-term capital loss depending upon the holding period for such shares. The employee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). If the disposition of shares is by gift and violates the holding period requirements, the amount of the ordinary income recognized by the employee (and the Company’s deduction) is equal to the fair market value of the shares on the date of exercise less the option price. If the disposition is by sale or exchange, the employee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an Incentive Option may subject the employee to the alternative minimum tax. Under current law, an employee will not be subject to FICA (Social Security and Medicare taxes) upon exercise of an Incentive Option or disposition of the shares received pursuant to an Incentive Option. Special rules apply if an employee surrenders shares of Common Stock in payment of the exercise price of his Incentive Option.

An Incentive Option that is exercised in accordance with its terms by an employee more than three months after an employee’s employment terminates will be treated as a Non-Qualified Option for Federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month employment rule does not apply.

Non-Qualified Options. There are no Federal income tax consequences to either the optionee, or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee will recognize ordinary compensation income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee’s tax basis for the shares acquired upon exercise of a Non-Qualified Option is equal to the sum of the exercise price of the option and the amount of ordinary income recognized by the optionee. The Company will be entitled to a Federal income tax deduction upon exercise by the optionee in an amount equal to the excess of the fair market value of the option over the exercise price of the option. Upon exercise, the optionee will also be subject to FICA (Social Security and Medicare taxes) on the excess of the fair market value of the option over the exercise price of the option. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, the optionee will recognize long-term or short-term capital gain or loss depending upon his or her holding period for such shares. Special rules apply if an optionee surrenders shares of Common Stock in payment of the exercise price of a Non-Qualified Option.

Restricted Stock. Awards of shares of Restricted Stock, which are subject to a vesting requirement, will generally be treated as ordinary compensation income at the time substantial vesting of the shares of Restricted Stock occurs. A recipient of shares of Restricted Stock, which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares of Restricted Stock. The amount of ordinary compensation income is equal to the amount by which the then fair market value of any shares of Restricted Stock received by the participant exceeds the purchase price, if any, paid by the participant. The Company will receive a tax deduction for the amount of the compensation income recognized by the participant. Restricted Stock awards will also be subject to FICA (Social Security and Medicare taxes) on the amount of compensation income recognized by the participant, at the time such compensation income is recognized. If an election is made in accordance with Section 83(b) of the Code, upon the sale of the shares of Restricted Stock, the recipient of the shares of Restricted Stock will realize long-term or short-term capital gain or loss depending upon his or her holding period for such shares.

Parachute Payments. The exercise of any portion of any option that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated options to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Company’s Deductions. As a result of Section 162(m) of the Code, the Company’s deduction for awards under the Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation (other than certain performance-based compensation) in excess of $1 million a year.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning our equity compensation plans as of August 29, 2009.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	377,750	$31.76	231,950
Equity compensation plans not approved by security holders	—	N/A	—
Total	377,750	$31.76	231,950

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending August 28, 2010. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. In making its determinations regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management. In addition, although not required by law, the Audit Committee will take into account the vote of the Company’s shareholders with respect to the ratification of the appointment of the Company’s independent registered public accounting firm.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 28, 2010.

OTHER MATTERS

Management is not aware of any other matters which may come before the Annual Meeting; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the enclosed proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

Shareholder Proposals

Any shareholder desiring to present a proposal for inclusion in the Company’s Proxy Statement in connection with the Company’s 2011 Annual Meeting of Shareholders must submit the proposal so as to be received by the Secretary of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 10, 2010. In addition, in order to be included in the Proxy Statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

Shareholders wishing to present business for action, other than proposals to be included in the Company’s Proxy Statement, or to nominate candidates for election as Directors at a meeting of the Company’s shareholders, must do so in accordance with the Company’s By-laws. The By-laws provide, among other requirements, that in order to be presented at the 2011 Annual Meeting of Shareholders, such shareholder proposals or nominations may be made only by a shareholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 13, 2010 and no later than October 29, 2010.

Annual Report on Form 10-K

The Company will provide each shareholder with a copy of its Annual Report on Form 10-K, including the financial statements and schedules to such report but excluding exhibits, required to be filed with the SEC for the Company’s most recent fiscal year, without charge, upon receipt of a phone call or written request from such person. Such request must be made to the Company’s Investor Services group by calling (978) 658-8888 or by writing to Investor Services, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOUR PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

RAYMOND C. ZEMLIN, Secretary

Wilmington, Massachusetts

December 8, 2009

Appendix A

FOURTH AMENDMENT TO THE

UNIFIRST CORPORATION

AMENDED 1996 STOCK INCENTIVE PLAN

In accordance with the provisions of the UniFirst Corporation 1996 Amended Stock Incentive Plan, as amended (the “Plan”), the Plan is hereby amended as follows:

1.	The first sentence of Section 3 of the Plan is hereby amended and restated as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,500,000.”

2.	This amendment shall be effective upon approval by the shareholders of UniFirst Corporation.
3.	Except as modified herein, the Plan is not modified in any respect and remains in full force and effect.

Approved by the Board of Directors: November 10, 2009

Approved by the Shareholders of UniFirst Corporation:

C123456789

000004

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card — Common Stock

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the nominees set forth in Proposal 1, FOR Proposal 2 and FOR Proposal 3.

	For	Withhold
01 - Cynthia Croatti	☐	☐
02 - Phillip L. Cohen	☐	☐
03 - Michael Iandoli	☐	☐

	For	Against	Abstain
2. APPROVAL OF AN AMENDMENT TO THE UNIFIRST CORPORATION 1996 STOCK INCENTIVE PLAN.	☐	☐	☐
3. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 28, 2010.	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 0 2 3 8 5 2 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 014E5A

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — UniFirst Corporation | Common Stock

The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, STEVEN S. SINTROS and RAYMOND C. ZEMLIN, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2010 Annual Meeting of Shareholders of UniFirst Corporation to be held at the Conference Center of Goodwin Procter LLP, located on the Second Floor at Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Tuesday, January 12, 2010 at 10:00 a.m. local time, and at any postponements or adjournments thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" THE APPROVAL OF THE AMENDMENT TO THE UNIFIRST CORPORATION 1996 STOCK INCENTIVE PLAN LISTED IN PROPOSAL 2 AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LISTED IN PROPOSAL 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

SEE REVERSE SIDE

SEE REVERSE SIDE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

000004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card — Class B Common Stock

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the nominees set forth in Proposal 1, FOR Proposal 2 and FOR Proposal 3.

	For	Withhold
01 - Cynthia Croatti	☐	☐
02 - Michael Iandoli	☐	☐

	For	Against	Abstain
2. APPROVAL OF AN AMENDMENT TO THE UNIFIRST CORPORATION 1996 STOCK INCENTIVE PLAN.	☐	☐	☐
3. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 28, 2010.	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T
1 U P X 0 2 3 8 5 2 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 014E7A

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — UniFirst Corporation

Class B Common Stock

The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, STEVEN S. SINTROS and RAYMOND C. ZEMLIN, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2010 Annual Meeting of Shareholders of UniFirst Corporation to be held at the Conference Center of Goodwin Procter LLP, located on the Second Floor at Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Tuesday, January 12, 2010 at 10:00 a.m. local time, and at any postponements or adjournments thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" THE APPROVAL OF THE AMENDMENT TO THE UNIFIRST CORPORATION 1996 STOCK INCENTIVE PLAN LISTED IN PROPOSAL 2 AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LISTED IN PROPOSAL 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

SEE REVERSE SIDE

SEE REVERSE SIDE

UNIFIRST CORPORATION

AMENDED 1996 STOCK INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS.

The name of the plan is the UniFirst Corporation 1996 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the personnel of UniFirst Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Exchange Act of 1934, as amended.

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.

“Award Agreement” means the agreement executed and delivered by the Company and the recipient of an Award.

“Board” means the Board of Directors of the Company.

“Cause” means for purposes of the Plan a determination of the Board that the employee should be dismissed as a result of (i) serious and willful misconduct that is injurious to the Company; (ii) the employee’s conviction of (whether or not such conviction is subject to appeal), or entry of a plea of guilty or nolo contendere to, any crime or offense involving fraud, personal dishonesty or moral turpitude or which constitutes a felony in the jurisdiction involved; or (iii) the employee’s continuing repeated willful failure or refusal to perform such employee’s duties to the Company.

“Change of Control” is defined in Section 14.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means a Committee of the Board referred to in Section 2 if one shall have been appointed to administer the Plan; otherwise “Committee” means the Board.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” is defined in Section 16.

“Fair Market Value” on any given date means the last sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Stock is traded.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Share Award” means an Award granted pursuant to Section 9(a).

“Restricted Stock Award” means an Award granted pursuant to Section 7(a).

“Stock” means the Common Stock, $0.10 par value, of the Company, subject to adjustment pursuant to Section 3.

“Stock Appreciation Right” means an Award granted pursuant to Section 6(a).

“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

“Unrestricted Stock Award” means an Award granted pursuant to Section 8.

SECTION 2.          ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS, ETC.

(a)          Committee. The Plan shall be administered by the Board, unless the Board shall have appointed the Compensation Committee to administer the Plan. It is presently contemplated that the Board, and not the Compensation Committee, will administer the Plan.

(b)          Powers of Committee. The Committee shall have the authority to grant Awards consistent with the terms of the Plan, including the authority at any time:

(i)          to select the officers and other employees of the Company and its Subsidiaries to whom Awards may from time to time be granted (collectively the “participants” and individually a “participant”);

(ii)          to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock and Performance Shares, or any combination of the foregoing, granted to any one or more participants;

(iii)          to determine the number of shares to be covered by any Award;

(iv)          to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of Award Agreements;

(v)          to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals;

(vi)          to accelerate the exercisability or vesting of all or any portion of any Award;

(vii)          subject to the provisions of Section 5(a)(ii), to extend the period in which Stock Options may be exercised; and

(viii)          to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.          SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

(a)          Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 450,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company. Upon the exercise of a Stock Appreciation Right settled in stock, the right to purchase an equal number of shares of Stock covered by a related Stock Option, if any, shall be deemed to have been surrendered and will no longer be exercisable, and said number of shares shall no longer be available under the Plan.

(b)          Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c)          Mergers. Upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a “Transaction”), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Stock Options and Stock Appreciation Rights: (i) provide that such Stock Options and Stock Appreciation Rights shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Stock Options and Stock Appreciation Rights will terminate immediately prior to the consummation of the Transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (iii) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment equal to the difference between (A) the value (as determined by the Committee) of the consideration payable per share of Stock pursuant to the business combination (the “Merger Price”) times the number of shares of Stock subject to such outstanding Stock Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options and Stock Appreciation Rights in exchange for the termination of such Stock Options and Stock Appreciation Rights. In the event Stock Options and Stock Appreciation Rights will terminate upon the consummation of the Transaction, each optionee shall be permitted, within a specified period determined by the Committee, to exercise all non-vested Stock Options and Stock Appreciation Rights, subject to the consummation of the Transaction.

(d)          Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.	ELIGIBILITY.

Participants in the Plan may be such officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion.

SECTION 5.	STOCK OPTIONS.

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after November 5, 2006.

(a)          Stock Options Granted to Officers and Other Employees. The Committee, in its discretion, may grant Stock Options to officers and other employees of the Company or any Subsidiary. Stock Options granted to such participants pursuant to this Section 6(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(i)          Exercise Price. The per share exercise price of a Stock Option shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant. If a participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such participant, the option price shall be not less than 110% of Fair Market Value on the grant date.

(ii)          Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If a participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such participant, the term of such option shall be no more than five years from the date of grant.

(iii)          Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)          Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

(A)          In cash, by certified or bank check or other instrument acceptable to the Committee;

(B)          In the form of shares of Stock that are not then subject to restrictions under any Company plan, if permitted by the Committee, in its discretion and that have been beneficially owned by the optionee for at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C)          By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price; provided that in the event the optionee chooses to pay the option purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

(v)          Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may permit the optionee to transfer, without consideration for the transfer, his Non-Qualified Stock Options to members, of his immediate family, or to trusts for the benefit of such family members, and to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement.

(vi)          Termination by Death. If any optionee’s employment by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

(vii)	Termination by Reason of Disability or Normal Retirement.

(A)          Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B)          (1) Any Non-Qualified Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                (2) Any Incentive Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of three months (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C)          The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(D)          Except as otherwise provided by the Committee at the time of grant, the death of an optionee during a period provided in this Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option (or during the final year of such period if longer than one year), shall extend such period for one year following death, subject to termination on the expiration of the stated term of the Option, if earlier.

(viii)      Termination for Cause. If any optionee’s employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such stock option can be exercised for a period of up to three months from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(ix)          Other Termination. Unless otherwise determined by the Committee, if an optionee’s employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for a period of three months (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(x)          Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(xi)          No Restrictions on Shares Issued Upon Exercise. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

(b)          Reload Options. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called “reload” feature pursuant to which an optionee exercising an Option and paying the purchase price by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to pay the purchase price in connection with the exercise of the original Option.

SECTION 6.	STOCK APPRECIATION RIGHTS; DISCRETIONARY PAYMENTS.

(a)          Nature of Stock Appreciation Right. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or in a form of payment permitted under Section 6(e) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price per share set by the Committee at the time of grant (or over the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(b)          Grant and Exercise of Stock Appreciation Rights. The Committee, in its discretion, may grant Stock Appreciation Rights to any officers or other employees of the Company or any Subsidiary in tandem with, or independently of, any Stock Option granted pursuant to Section 5(a) of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, at the Committee’s discretion, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only so terminate if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by such Stock Appreciation Right.

(c)          Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

(i)          Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

(ii)          Upon exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

(iii)          Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only when and to the extent that the underlying Stock Option would be transferable. Stock Appreciation Rights not granted in tandem with a Stock Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the participant’s lifetime only by the participant or the participant’s legal representative.

(d)          No Restrictions on Shares Issued Upon Exercise. Shares of Stock issued upon exercise of a Stock Appreciation Right shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

SECTION 7.	RESTRICTED STOCK AWARDS.

(a)          Nature of Restricted Stock Award. The Committee, in its discretion, may grant Restricted Stock Awards to any officers or other employees of the Company or any Subsidiary. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. With the consent of an employee, a Restricted Stock Award may be granted to such employee by the Committee in lieu of any compensation otherwise due to such employee.

(b)          Award Agreement. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a Restricted Stock Award Agreement in such form as the Committee shall determine.

(c)          Rights as a Shareholder. Upon complying with Section 7(b) above, such participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 7 and subject to such other conditions contained in the Restricted Stock Award Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 7(e) below.

(d)          Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the Restricted Stock Award Agreement).

(e)          Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed vested. The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 12, amend any conditions of the Award.

(f)          Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8.	UNRESTRICTED STOCK AWARDS.

(a)          Grant or Sale of Unrestricted Stock. The Committee may, in its discretion, grant (or sell at a purchase price determined by the Committee) to any officers or other employees of the Company or any Subsidiary shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”).

(b)          Restrictions on Transfers. The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 9.	PERFORMANCE SHARE AWARDS.

(a)          Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee, in its discretion, may grant Performance Share Awards to any officers or other employees of the Company or any Subsidiary, including those who qualify for awards under other performance plans of the Company. The Committee shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to such Award; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance-based plans of the Company in setting the standards for Performance Share Awards under the Plan. The Committee may make Performance Share Awards independently of or in connection with the granting of any other Award under the Plan.

(b)          Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c)          Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in the performance plan adopted by the Committee).

(d)          Termination. Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant’s rights in all Performance Share Awards shall automatically terminate upon the participant’s termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause or without Cause).

(e)          Acceleration, Waiver, Etc. At any time prior to the participant’s termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 10.	TAX WITHHOLDING.

(a)          Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, all Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b)          Payment in Shares. Subject to the approval of the Committee, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 11.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)          a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

(b)          an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12.	AMENDMENTS AND TERMINATION.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. If and to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

SECTION 13.	STATUS OF PLAN.

With respect to the portion of any Award which has not been exercised and any payments in cash, stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 14.	CHANGE OF CONTROL PROVISIONS.

Upon the occurrence of a Change of Control as defined in this Section 14:

(a)          Each Stock Option, Stock Appreciation Right and Performance Share Award shall automatically become fully exercisable, unless the Committee shall otherwise expressly provide at the time of grant.

(b)          Restrictions and conditions on Awards of Restricted Stock shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Stock subject to such Awards.

(c)          To the extent Section 14(a) hereof is not applicable to any Stock Options, Stock Appreciation Rights or Performance Share Awards, the Committee may at any time prior to or after a Change of Control accelerate the exercisability of any Stock Options, Stock Appreciation Rights and Performance Share Awards to the extent it shall in its sole discretion determine.

(d)          “Change of Control” shall mean the occurrence of any one of the following events:

(i)          persons who, as of the date hereof, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the date hereof whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

(ii)          the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% of the voting stock of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

SECTION 15.	GENERAL PROVISIONS.

(a)          No Distribution, Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)          Delivery of Stock Certificates. Delivery of Stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c)          Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Neither the adoption of the Plan nor the grant of any Award to any employee shall confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 16.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective upon approval by a majority of votes cast by the holders of the shares of the Common Stock and Class B Common Stock of the Company, voting together as a single class, at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders, and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.

SECTION 17.	GOVERNING LAW.

This Plan shall be governed by Massachusetts law except to the extent such law is preempted by federal law.

UNIFIRST CORPORATION

SECOND AMENDMENT TO THE

UNIFIRST CORPORATION

AMENDED 1996 STOCK INCENTIVE PLAN

In accordance with the provisions of Section 12 of the UniFirst Corporation 1996 Amended Stock Incentive Plan (the “Plan”), the Plan is hereby amended as follows:

1.	Section 1 of the Plan is hereby amended by inserting the following new defined term after the defined term “Incentive Stock Option” contained therein:

“‘Non-Employee Director’ means a member of the Board who is not also an employee of the Company or any Subsidiary.”

2.	Section 2(b)(i) of the Plan is hereby amended by deleting the phrase “the officers and other employees” contained therein and substituting the following in lieu thereof:

“the Non-Employee Directors, officers and other employees”

3.	Section 3(d) of the Plan is hereby amended by deleting the phrase “employees of another corporation who become employees” contained therein and substituting the following in lieu thereof:

“directors or employees of another corporation who become directors or employees”

4.	Section 4 of the Plan is hereby amended by deleting the phrase “such officers and other employees” contained therein and substituting the following in lieu thereof:

“such Non-Employee Directors, officers and other employees”

5.	Section 5 of the Plan is hereby amended by deleting the date November 5, 2006 contained in the third paragraph of said section and substituting the following in lieu thereof:

“July 12, 2011”

6.	Section 5 of the Plan is hereby amended by deleting subsection (b) and substituting the following in lieu thereof:
“(b)	Stock Options Granted to Non-Employee Directors.
(i)	Grant of Options.

(A)      Each Non-Employee Director who is serving as a Director of the Company on the third business day after each annual meeting of stockholders, beginning with the 2004 annual meeting, shall be granted on such day a Non-Qualified Stock Option to acquire a number of shares of Stock determined by the Committee for such year.

(B)      The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(b) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

(C)      The Committee, in its discretion, may grant additional Non-Qualified Stock Options to Non-Employee Directors. Any such grant may vary among individual Non-Employee Directors.

(ii)	Exercise; Termination.

(A)      Unless otherwise determined by the Committee, an Option granted under this Section 5(b) shall be exercisable in full on the grant date. An Option issued under this Section 5(b) shall not be exercisable after the expiration of ten years from the date of grant.

(B)      Options granted under this Section 5(b) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iii)                  Non-transferability of Options. No Option granted under this Section 5(b) shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all such Options shall be exercisable, during the optionee’s lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may permit the optionee to transfer, without consideration for the transfer, his Options to members, of his immediate family, or to trusts for the benefit of such family members, and to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement.”

7.	Section 6(b) of the Plan is hereby amended by deleting the phrase “any officers or other employees” contained therein and substituting the following in lieu thereof:

“any Non-Employee Directors, officers or other employees”

8.	Section 7(a) of the Plan is hereby amended by deleting the phrase “any officers or other employees” contained in the first sentence therein and substituting the following in lieu thereof:

“any Non-Employee Directors, officers or other employees”

9.	Section 7(a) of the Plan is hereby further amended by deleting the phrase “continuing employment” contained in the third sentence therein and substituting the following in lieu thereof:

“continuing employment (or other service relationship)”

10.

Section 7(d) of the Plan is hereby amended by deleting the phrase “termination of employment” contained in the second and third sentences therein and substituting the following in lieu thereof (in both places):

“termination of employment (or other service relationship)”

11.	Section 8(a) of the Plan is hereby amended by deleting the phrase “any officers or other employees” contained therein and substituting the following in lieu thereof:

“any Non-Employee Directors, officers or other employees”

12.	Section 9(a) of the Plan is hereby amended by deleting the phrase “any officers or other employees” contained therein and substituting the following in lieu thereof:

“any Non-Employee Directors, officers or other employees”

13.	Section 9(d) of the Plan is hereby amended by deleting the phrase “termination of employment” contained twice therein and substituting the following in lieu thereof (in both places):

“termination of employment (or other service relationship)”

14.	Section 9(e) of the Plan is hereby amended by deleting the phrase “termination of employment” contained therein and substituting the following in lieu thereof:

“termination of employment (or other service relationship)”

15.	Section 16 is hereby amended by inserting the following sentence at the end of such section:

“Unless sooner terminated as herein provided, the Plan shall terminate on January 8, 2012 and no award shall be granted under the Plan on and after such date.”

16.	This amendment shall be effective upon approval by the stockholders of UniFirst Corporation.
17.	Except as herein above provided, the Plan is hereby ratified, confirmed, and approved in all respects.

Approved by the Board of Directors: November 24, 2003

Approved by the Shareholders of UniFirst Corporation: January 13, 2004

THIRD AMENDMENT TO THE

UNIFIRST CORPORATION

AMENDED 1996 STOCK INCENTIVE PLAN

In accordance with the provisions of the UniFirst Corporation 1996 Amended Stock Incentive Plan, as amended (the “Plan”), the Plan is hereby amended as follows:

1.	The first sentence of Section 3 of the Plan is hereby amended and restated as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 800,000.”

2.	This amendment shall be effective upon approval by the shareholders of UniFirst Corporation.
3.	Except as modified herein, the Plan is not modified in any respect and remains in full force and effect.

Approved by the Board of Directors: October 31, 2006

Approved by the Shareholders of UniFirst Corporation: January 9, 2007

FOURTH AMENDMENT TO THE

UNIFIRST CORPORATION

AMENDED 1996 STOCK INCENTIVE PLAN

In accordance with the provisions of the UniFirst Corporation 1996 Amended Stock Incentive Plan, as amended (the “Plan”), the Plan is hereby amended as follows:

1.	The first sentence of Section 3 of the Plan is hereby amended and restated as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,500,000.”

2.	This amendment shall be effective upon approval by the shareholders of UniFirst Corporation.
3.	Except as modified herein, the Plan is not modified in any respect and remains in full force and effect.

Approved by the Board of Directors: November 10, 2009

Approved by the Shareholders of UniFirst Corporation: